Exhibit 10.8

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ASSET SALE AGREEMENT

THIS ASSET SALE AGREEMENT ("Agreement"), entered into this 27th day of June, 2018, by and between the undersigned Seller and Buyer sets forth the terms and conditions whereby the Seller agrees to sell and the Buyer agrees to purchase the Loan(s) identified herein.  For purposes of clarification, Redwood Mortgage Corp. (RMC) is a licensed real estate broker in the State of California.  RMC brokers real estate secured loans between borrowers and its investors, Redwood Mortgage Investors VIII, a limited partnership, (“RMI 8”) and Redwood Mortgage Investors IX, LLC, a limited liability company (“RMI 9”).   RMC’s president is Michael Burwell.  RMC is one of the general partners of RMI 8.  RMC is one of the managers of RMI 9.  Notwithstanding the foregoing, the negotiation of this Asset Sale Agreement is being handled by RMI 8 and RMI 9 as independent entities, through either its general partner or its manager.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

1.Definitions.  Capitalized terms shall be defined as set forth in this Agreement, including in Appendix A to this Agreement.

2.Agreement to Purchase and Sell.  Subject to and in accordance with the terms and conditions of this Agreement, the Seller hereby agrees to sell, assign, transfer and convey to the Buyer on the Closing Date, and the Buyer hereby agrees to purchase and accept on the Closing Date, all rights, title, and interests of the Seller, together with all payment and performance obligations of the Seller, as of the Closing Date, in, to and under the Loan(s) set forth on Schedule A attached hereto.  The Loan(s) shall be sold on a whole loan servicing released basis.

3.Payment of Purchase Price; Closing.  The closing shall occur on the Closing Date, by delivery of Closing Documents by hand or overnight delivery.

3.1Intentionally Omitted.

3.2Payment of Adjusted Purchase Price.  On the Closing Date, the Buyer shall pay to the Seller by wire transfer in immediately available funds, the amount of the Purchase Price, adjusted as follows: (i) ) less all principal payments received by the Seller on account of the Loan(s) from the Calculation Date through the day before the Closing Date multiplied by the Bid Percentage, (ii) plus accrued and unpaid interest with respect to an Loan(s) which are not more than sixty (60) days past due, (iii) less any escrows held by, or plus any escrows owed to, the Seller relating to the Loan(s), and (iv) plus any protective advances made by the Seller, in its reasonable discretion between the Calculation Date and the Closing Date.  The adjusted Purchase Price shall be calculated on a settlement statement prepared by the Seller and available for the Buyer's review two Business Days prior to the Closing Date.

3.3Conveyance.  Upon receipt of the Purchase Price, the Seller shall sell, assign, transfer and convey the Loan(s) to the Buyer subject to and in accordance with the provisions of this Agreement.

3.4Taxes, Fees, Etc.  The Buyer shall pay all transfer, filing and recording fees, taxes, costs and expenses, and any applicable documentary taxes, required to be paid by either the Seller or the Buyer in connection with the transactions contemplated hereby, and hereby agrees to indemnify and hold the Seller harmless from and against any and all claims, liability, costs and expenses arising out of or in connection with the failure of the Buyer to pay any such amount on a timely basis.  The Seller shall be entitled to require the payment of any such fees, taxes, costs and expenses at or prior to the closing and as a condition thereof.  This Section shall not require the Buyer to pay any taxes, costs or expenses related to the Seller’s sale or income tax obligations occasioned by the sale of the Loan(s).

3.5Payments Subsequent to the Closing Date.  From time to time after the Closing Date the Seller shall pay to the Buyer, within five (5) Business Days after receipt thereof, the net amount of any Collections received by the Seller on or after the Closing Date (to the extent collected in good funds by the Seller) and not already so paid to the Buyer, but only after all payments due to the Seller from the Buyer in connection with the sale of the Loan(s) have been paid to the Seller, including, without limitation, any costs and expenses related to any Collections.

4.Transfer of Loan(s).

4.1Closing Documents.  Upon receipt of the Purchase Price, as adjusted pursuant to Section  3.2, the Seller shall deliver to the Buyer (i) a Bill of Sale in the form attached hereto as Attachment 1, selling, assigning, transferring and conveying to the Buyer all rights, title and interests of the Seller in, to and under the Loan(s), all on the terms and conditions set forth in this Agreement; (ii) the original Note(s), or affidavits of lost Note(s), endorsed to the Buyer by allonge in the form attached hereto as Attachment 2; and (iii) assignment(s) of the Mortgage(s) in the form attached hereto as Attachment 3 (collectively, to the extent delivered to the Buyer, the "Closing Documents").  The endorsements and assignments included in the Closing Documents shall be without recourse, representation or warranty of any kind or nature.  Such qualifying language on the endorsements and assignments shall not affect, limit or enlarge the obligations of

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

the Seller and the rights, remedies and recourse of the Buyer under this Agreement.  The Seller shall furnish to the Buyer (i) drafts of the Closing Documents, and (ii) final pay histories with respect to the Loan(s) at least one day prior to the Closing Date.

4.2Delivery of Closing Documents.  The Seller shall make the Closing Documents available for review by the Buyer prior to the closing.  The Seller shall have the Closing Documents delivered to the Buyer by hand or overnight delivery upon Seller's receipt of the adjusted Purchase Price.

4.3Delivery of Collateral Documents, Etc.  Within five (5) calendar days of the Closing Date, the Seller shall deliver to the Buyer the entire Review File including, without limitation, originals of each Collateral Document to the extent originals are in the Seller's possession.

4.4Execution of Separate Loan Assignments.  At and after the closing, to the extent prepared by the Buyer, the Seller shall execute, and acknowledge if appropriate, for delivery to the Buyer one or more additional documents to the extent required by applicable public recording or filing laws to transfer to such Buyer the rights, title and interests of the Seller in, to and under the purchased Loan(s) (collectively, "Separate Loan Assignments").  The Separate Loan Assignments shall be without recourse, representation or warranty of any kind or nature.  Such qualifying language on the Separate Loan Assignments shall not affect, limit or enlarge the obligations of the Seller and the rights, remedies and recourse of the Buyer under this Agreement. The Buyer shall prepare and furnish any and all further Separate Loan Assignments, if necessary, in form satisfactory to the Seller.  The Buyer shall promptly file or record each Separate Loan Assignment, at its sole cost and expense.

4.5Hazard, Liability Insurance, Etc.  At the request and sole cost and expense of the Buyer, the Seller shall cooperate with the Buyer in executing written requests to each hazard, casualty and liability insurer, and to the writing agent for each flood hazard insurer, issuing a policy of insurance obtained by an Obligor with respect to the Loan(s), requesting an endorsement of its policy of insurance effective on the Closing Date adding the Buyer as the mortgagee, the loss payee and/or an insured named therein, as the case may be, together with instructions that such endorsement be forwarded directly to the Buyer, with a copy to the Seller at the address herein specified for notices.  Each such request shall be prepared by the Buyer at its sole cost and expense, and any additional premium or other charge in connection therewith shall be paid by the Buyer.  The Buyer shall not be entitled to be added to or acquire an interest in any policy of insurance obtained by the Seller.  Any loss on or after the Closing Date either to an Obligor, the Buyer or to the value or collectability of the Loan(s) due to the Seller's cancellation of collateral or real property risk insurance or its failure to identify the Buyer as loss payee,

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

mortgagee or other insured is the sole responsibility of the Buyer.  To the extent the Loan(s) constitute personal or real property, the Seller expressly disclaims any obligation to provide title insurance, pay property taxes, or pay any related transaction taxes or other fees.

5.Representations and Warranties of the Buyer.  The Buyer hereby represents and warrants as follows:

5.1Organization, Existence, Etc.  The Buyer is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of the Buyer to perform its obligations hereunder.

5.2Authority and Enforceability, Etc.  The Buyer has the power and authority to execute, deliver and perform each of the Sale Documents to which it is a party and has taken all necessary action to authorize such execution, delivery and performance.  The Buyer's execution of this Agreement and its performance of its obligations hereunder are not subject to any further approval, vote or contingency from any person or committee.  Assuming due authorization, execution and delivery by the Seller, the Sale Documents and all obligations of the Buyer thereunder are the legal, valid and binding obligations of the Buyer, enforceable in accordance with the terms of the Sale Documents, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3Conflict with Existing Laws or Contracts.  The execution and delivery of the Sale Documents and the performance by the Buyer of its obligations thereunder will not conflict with or be a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which the Buyer is subject; and the Buyer has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Buyer of the Sale Documents.

5.4Financial Condition.  Neither the Buyer nor any general partner, limited partner, shareholder or joint venturer in the Buyer is involved in any financial difficulties which would impair or prevent a closing pursuant to this Agreement on the Closing Date.  The Buyer has now and will have as of the Closing Date sufficient liquid assets, capital and net worth to meet its obligations under the Sale Documents and to pay the Purchase Price without any financing or other contingencies.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.5Decision to Purchase.  The Buyer's bid and decision to purchase the Loan(s) is based upon its own comprehensive review and independent expert evaluation and analysis of the Review File and other materials deemed relevant by the Buyer and its agents.  The Buyer has made such independent investigation as the Buyer deems to be warranted into the nature, title, attachment, perfection, priority, validity, enforceability, collectability, and value of the Loan(s), the title, condition and value of any collateral securing the Loan(s), the market conditions and other characteristics of the places where any such collateral is located, and all other facts it deems material to the purchase of the Loan(s).

5.6       No Reliance.  In entering into this Agreement and the other Sale Documents, the Buyer has not relied upon any oral or written information from the Seller or any of its respective employees, agents, attorneys or representatives, other than the limited representations and warranties of the Seller contained herein.  The Buyer acknowledges that no employee, agent, attorney or representative of the Seller has been authorized to make, and that the Buyer has not relied upon, any statements, representations or warranties other than those specifically contained in this Agreement.

5.7       Buyer a Sophisticated Investor.  The Buyer is a sophisticated investor (as that term is used in regulations promulgated under the Securities Act of 1933) who could withstand the loss of the entire Purchase Price.

5.8Information True and Correct, Full Disclosure.  The information provided by the Buyer in connection with its negotiations with Seller was true and correct on the date provided and did not omit any information necessary to the accuracy and full disclosure of information provided and such information is accurate and complete on the date hereof except as the Buyer has otherwise disclosed in writing to the Seller.

5.9Confidentiality Agreement.  The Buyer has not violated any of the terms of the Confidentiality Agreement.  At no time has the Buyer or any of its representatives or agents communicated with any Obligor or any of its representatives or agents regarding the Loan(s). The Buyer has no affiliation with, any ownership interest in, or agreement with the Obligor or any of its representatives or agents regarding the Loan(s).

5.10Brokers.  No broker or other party entitled to a commission is involved in connection with this transaction other than [*], who shall be paid by the Seller.

6.Seller's Representations, Warranties and Recourse.  This sale is made without recourse against the Seller, or representation or warranty by the Seller, whether expressed, implied or imposed by law, of any kind or nature except as provided in Sections 6 and 22 of this Agreement.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Seller has attempted to provide accurate information to Buyer. Without limiting the generality of the foregoing, the Seller does not represent, warrant or insure the accuracy or completeness of any information or its sources of information contained in the Review File, Collateral Documents, Note(s) or Loan(s) (whether contained in originals, duplicate originals, copies, or magnetic media, including computer tapes and disks), including without limitation any reports or other information prepared by accountants, engineers, appraisers, environmental consultants or other professionals.  The Seller has not, does not and will not make any representations or warranties with respect to the collectibility of any Loan or the value or condition of the Mortgaged Property.  To the extent the Loan(s) constitute personal or real property, such property is sold "as is, where is," and the Seller expressly disclaims any representations or warranties with respect to such property.

6.1Representations and Warranties by the Seller.  The Seller hereby represents and warrants as follows:

6.1.1Organization, Existence, Etc.  The Seller is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization, and is registered or qualified to conduct business in all other jurisdictions in which the failure to be so registered or qualified would materially and adversely affect the ability of the Seller to perform its obligations hereunder.

6.1.2Authority, Enforceability, Etc.  The Seller has taken all necessary action to authorize execution, delivery and performance of each of the Sale Documents to which it is a party. Assuming due authorization, execution and delivery by the Buyer, the Sale Documents and all the obligations of the Seller thereunder are the legal, valid and binding obligations of the Seller enforceable in accordance with the terms of the Sale Documents, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.1.3Conflict with Existing Laws or Contracts.  The execution and delivery of the Sale Documents and the performance by the Seller of its obligations thereunder will not conflict with or be a breach of any material provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which the Seller is subject; and the Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Seller of the Sale Documents.

6.1.4    Legal Action Against Seller.  There is no action, suit or proceeding of which the Seller has received actual notice pending against the Seller in any court or by or before any other

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

governmental agency or instrumentality which would materially affect the ability of the Seller to carry out the transactions contemplated by the Sale Documents.

6.1.5Brokers.  No broker or other party entitled to a commission is involved in connection with this transaction other than [*], who shall be paid by the Seller.

6.1.6Marketing Prior to Closing.  Seller agrees that it shall not sell any of the Loan(s) to any third party or otherwise market or dispose of any Loan(s) prior to closing.

6.2Representations and Warranties by Seller as to the Loan(s).  Except as otherwise disclosed in the Review File, the Seller hereby represents and warrants that, as to the Loan(s), the following representations and warranties are true and correct in all material respects as of the date hereof.

6.2.1Title to Loan(s).  The Seller has good title to and is the sole owner of the Loan(s), free and clear of any liens, claims, encumbrances or other charges whatsoever.  The Loan(s) are not subject to any prior assignment, conveyance, transfer or participation or agreement to assign, convey, transfer or participate, in whole or in part.

6.2.2Enforceability.  To the best of the Seller’s knowledge, the Note(s) and Mortgage(s) are the legal, valid and binding obligations of the Obligor thereof, enforceable against such Obligor in accordance with their terms (a) except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (b) except particular remedies, waivers and other provisions may not be enforceable, but such unenforceability does not affect the practical realization of the intended benefits of the Mortgage(s), meaning the ability of the holder thereof to foreclose the Mortgage(s) for any payment default by the maker or obligor thereunder.

6.2.3No Defense by Obligor.  To the best of the Seller’s knowledge, the Obligor has no valid defense that prevents enforcement by the holder thereof of the provisions of the Note(s) or Mortgage(s), or realization by the holder thereof or its assigns against the Mortgaged Property that arises from applicable local, state or federal laws, regulations or other requirements pertaining to usury and any or all other requirement of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, and equal credit opportunity or disclosure laws applicable to such Loan(s).  To the best of the Seller’s knowledge, the Loan(s) are not subject to any valid right of rescission, set-off, abatement, diminution, counterclaim or defense that prevents enforcement by the Seller thereof

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

or its assigns of the provisions of the Note(s) or Mortgage(s), or realization by the Seller thereof or its assigns against the Mortgaged Property of the intended benefits of such Mortgage and no such claims have been asserted as of the date hereof with respect to such Loan.

6.2.4    Certain Schedule Information.  The statement of the principal balances and, if included, accrued and unpaid interest for the Loan(s) set forth in Schedule A is true and correct as of the date of calculation.

6.2.5No Modification.  Except by written instrument or other written documentation contained in the Review File, neither the Seller nor, to the best of the Seller’s knowledge, any prior holder of the Loan(s) has (i) modified the Note(s) or Mortgage(s) or satisfied, canceled or subordinated the Note(s) or Mortgage(s) in whole or in part, (ii) released all or any material portion of the Mortgaged Property from the lien of the Mortgage(s) or executed any instrument of release, cancellation or satisfaction, or (iii) entered into an agreement with any Borrower or Obligor, which has not expired, to (A) accept less than a full payoff on any of the Loan(s), (B) release any or all of the Mortgaged Property, and/or (C) release any Borrower or Obligor from liability under the Note(s) and Loan.  The Note(s) and Mortgage(s) and any documents modifying their terms included in the Review File are true and correct copies of the documents they purport to be and have not been superseded, amended, modified, canceled or otherwise changed except as disclosed in the Review File.

6.2.6    Review File.  The Review File includes all material documents in the possession of the Seller, or copies thereof, relating to the Loan(s).

6.2.7Disbursement of Loan Proceeds.  The Obligor does not have the right to disbursement of additional loan proceeds or future advances with respect to the Loan(s).

6.2.8Cross-Collateralization.  The Loan(s) are not secured by the same property as any other loan held by the Seller or its affiliated entities, which is not the subject of this Agreement.

6.2.9Litigation. To the best of the Seller’s knowledge, there is no litigation, proceeding or governmental investigation pending, or any order, injunction or decree outstanding, existing or relating to the Loan(s) or Mortgaged Property.

6.2.10Third Party Liabilities.  There are no third party liabilities (e.g. legal fees, fines, unpaid bills, real estate taxes, future advances etc.) which would be assumed by Buyer at closing.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7.Conditions Precedent to Closing.  The respective obligations of the Buyer and the Seller to complete the purchase and sale of the Loan(s) pursuant to this Agreement are subject to the fulfillment on or prior to Closing Date of each of the following additional conditions to be fulfilled by the other, unless the same is specifically waived in writing by the party for whose benefit the same is to be fulfilled:

7.1Performance of Covenants.  The Seller and the Buyer shall have performed all of their respective covenants and agreements contained herein which are required to be performed by them on or prior to the Closing Date.

7.2Representations and Warranties.  All representations and warranties of the Buyer set forth in Section 5 and the Seller set forth in Section 6.1 of this Agreement shall be true in all material respects at and as of the Closing Date.

7.3Governmental Approvals.  All requisite federal, state and local governmental and regulatory approvals relating to the transactions contemplated hereby, if any, shall have been obtained.

7.4Other Approvals.  Upon the request of the other, the Seller and the Buyer shall provide certified copies of appropriate resolutions, directions and consents approving the execution and delivery of the Sale Documents and the consummation of the transactions contemplated thereby together with such other certificates of incumbency and other evidences of authority as the Seller or the Buyer or their respective counsel may reasonably require.

8.Certain Obligations of the Buyer.

8.1Collection Practices.  The Buyer will not violate any laws relating to unfair credit collection practices in connection with the Loan(s).  The Buyer hereby agrees to indemnify the

Seller and to hold it harmless from and against any and all claims, demands, losses, damages, penalties, fines, forfeitures, judgments, legal fees and any other costs, fees, and expenses incurred by the Seller as a result of (1) a breach by the Buyer of the aforesaid warranty or (2) any claim, demand, or assertion that, after the Closing Date, the Seller was in any way involved in or had in any way authorized any unlawful collection practices in connection with the Loan(s) transferred to the Buyer pursuant to this Agreement.  The Buyer agrees to notify the Seller within ten (10) Business Days of notice or knowledge of any such claim or demand.

8.2Reporting to or for the Internal Revenue Service.  The Seller and Buyer agree to submit all Internal Revenue Service Forms and Information Returns for the Loan(s) for the period during which each owned the Loan(s).  Following the Closing Date, the Seller shall

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

furnish the Buyer with the tax identification information for each Obligor on the Loan(s).

8.3Buyer’s Duties Regarding Litigation.  If the Loan(s) are or become subject to any claim, action, lawsuit, foreclosure action, bankruptcy, or other proceeding, administrative or judicial, or similar action filed by or against any Obligor (collectively, “Litigation”), Buyer shall within the later of (i) ten (10) days after the Closing Date or (ii) ten (10) days after receipt of notice of such Litigation, provide Seller and Seller’s counsel in connection with each such Litigation with the name of counsel selected by Buyer to represent Buyer’s interests in such Litigation.  Buyer shall, at its own cost, liability, responsibility and risk, within ten (10) days after the Closing Date, notify the applicable clerk of all applicable courts and all counsel of record that ownership of the Loan(s) was transferred from Seller to Buyer.  Buyer shall have its counsel file appropriate pleadings with all applicable courts within ten (10) days after the Closing Date substituting Buyer’s counsel for Seller’s counsel, removing Seller as a party to all Litigation and substituting Buyer as the real party in interest in all such Litigation, such that Seller shall have no further obligation with respect to any such Litigation, including any fees or costs of any receiver arising from and after the Closing.  Seller shall have the right to notify its counsel representing its interests to cease participating in all Litigation upon the Closing Date or any date thereafter.

Buyer hereby irrevocably appoints the Seller and Seller’s agents as the true and lawful attorney of Buyer (which appointment is coupled with an interest) in the name, place and stead of, and at the expense of, the Buyer to take such actions and file such motions and other documents with the court and otherwise as necessary to substitute Buyer in place of Seller in all such Litigation, to effectuate Seller’s counsel’s withdrawal as counsel from the Litigation, and to otherwise effectuate Buyer’s assumed obligations with respect to such Litigation.  Seller may, but shall not be obligated to, utilize this power of attorney.

9.Notice to Obligor.  The Buyer and Seller shall, within five (5) Business Days after the Closing Date or such other period as may be required by applicable regulations or laws, give notice of this transfer of the Loan(s) to the Obligors by first class U.S. Mail.

10.       Notice of Claim.  The Buyer shall immediately notify the Seller of any claim, threatened claim, or any litigation against the Seller or any of their predecessors or affiliates, which may come to its attention relating to the Loan(s).

11.Notices.  All notices or deliveries required or permitted hereunder shall be in writing and delivered personally or by facsimile or generally recognized overnight delivery service, and shall be deemed given (a) when delivered, if delivered personally or by facsimile, or (b) on the following Business Day, if sent by generally recognized overnight delivery service, in each case to the Seller at the following address, to the Buyer at the address set forth on the signature page below, or such other address as either party may hereafter designate by notice given in

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

compliance with this Section to the other party:

SELLER:Redwood Mortgage

177 Bovet Road, Suite 520, San Mateo, CA 94402

Attn: Anthony Garcia

Operations Manager

Ph. 650-645-9723

Fax 650-257-8364

BUYER:        [*]

12.Severability.  Each part of this Agreement is intended to be severable.  If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

13.Construction.  Unless the context otherwise requires, singular nouns and pronouns (including defined terms), when used herein, shall be deemed to include the plural and vice versa, and impersonal pronouns shall be deemed to include the personal pronoun of the appropriate gender.

14.Assignment.  This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including any attachments hereto, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns.  Notwithstanding anything herein to the contrary, however, the Buyer shall not assign its rights under this Agreement without the prior written consent of the Seller, except that the Buyer may assign its rights under this Agreement to an affiliate, and in the event of any assignment both the Buyer and assignee shall be jointly and severally liable hereunder.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

15.Prior Understandings.  This Agreement supersedes any and all prior discussions and agreements between the Seller and the Buyer with respect to the purchase of the Loan(s) and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

16.Survival.  Each and every covenant made by the Buyer or the Seller in this Agreement shall survive the closing and shall not merge into the closing documents, but instead shall be independently enforceable, provided, however, that the Seller's representations and warranties set forth in Section 6 shall expire six (6) months after the Closing Date, after which time no claim for breach of the Seller's representations or warranties may be made.

17.Indemnifications.

17.1  Buyer's Indemnification Covenants.  Buyer shall indemnify, save and keep Seller, and its successors and assigns, harmless against and from all liabilities, demands, claims, actions or causes of action, assessments, loses, fines, penalties, costs, damages and expenses, including reasonable attorneys' and expert witness fees, sustained or incurred by Seller, its successors and assigns, as a result of or arising out of or by virtue of:

(a)	The material inaccuracy of any representation or warranty made by Buyer herein;
(b)	The breach by Buyer of any of the covenants of this Agreement to be performed by it; or
(c)	Any and all actions, claims, liabilities or damages arising out of the acts or omissions of Buyer in regard to any Loan from and after the Closing Date.

17.2.  Seller's Indemnification Covenants.  Seller shall indemnify, save and keep Buyer and its successors and assigns harmless against and from all liabilities, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' and expert witness fees, sustained or incurred by Buyer or its successors or assigns as a result of or arising out of or by virtue of:

(a)	The material inaccuracy of any representation or warranty made by Seller herein;
(b)	The breach by Seller of any of the covenants of this Agreement to be performed by it; or

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(c)	Any and all actions, claims, liabilities or damages arising out of the acts or omissions of Seller in regard to any Loan prior to the Closing Date.

18.Choice of Law.  This Agreement and claims arising out of or in connection therewith shall be governed by and construed and enforced in accordance with the laws of the state of the Seller's incorporation or organization, or, if the Seller is organized under the laws of the United States or a foreign jurisdiction, the state of the Seller's principal place of business, and the Buyer consents to jurisdiction in the federal or state courts situated in the city or county of the Seller's principal place of business.

19.Time of the Essence.  Time is of the essence of all provisions of this Agreement.

20.Buyer Failure to Fund.  If the Buyer fails to tender the balance of the Purchase Price for the Loan(s) on the Closing Date, the Seller may pursue all remedies available at law or in equity, including, without limitation, the remedy of specific performance.

21.Remedies and Recourse.  In the event that the Seller shall have any liability hereunder or in connection with the transactions contemplated hereby with respect to the Loan(s), the Buyer's sole claim shall be against the Seller.

22.Limitation of Damages.  Neither party shall be liable to the other party for any consequential, special or punitive damages.  .  If after the Closing Date the Seller breaches any representation or warranty set forth in Section 6 which has not expired, the Buyer shall give written notice to the Seller within 30 days of discovery of such breach, and the Seller shall have the right to cure such breach during a period of ninety (90) days after receipt of such notice. If such breach or failure is not duly cured within such ninety (90) day period, or not waived or consented to in writing by the Buyer, the Seller shall elect, in its sole discretion to either (i) repurchase the Loan(s) at the Repurchase Price, or (ii) to pay to Buyer the Buyer's actual damages directly caused by such breach, up to an amount not exceeding the Repurchase Price.  The Buyer's remedies set forth in this Section 22 shall be the exclusive remedies of the Buyer, and the Buyer shall not be entitled to any other rights, remedies or other relief, at law or in equity, for the Seller's breach of any representation or warranty set forth in this Agreement.

23.       Counterparts; Faxed Document.  This Agreement may be executed and delivered by the parties in facsimile format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[Signatures on Following Page] [Remainder of Page Intentionally Left Blank]

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXECUTED AS AN INSTRUMENT UNDER SEAL AS OF THE DATE WRITTEN ABOVE.

BUYER:SELLER:

[*]	REDWOOD MORTGAGE INVESTORS VIII*

By: __________________By:___________________

Name:________________Name:_________________

Title:__________________Title:__________________

REDWOOD MORTGAGE INVESTORS IX LLC*

By: __________________

Name:________________

Title:__________________

*It is expressly acknowledged and agreed that this Agreement applies to each Seller only as to any and all of the Loans which it holds upon the Closing Date, i.e. each Seller makes only the representations,

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

warranties and covenants in this Agreement only as to the Loans it owns at the Closing Date.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX A Definitions

"Bid Percentage" means one hundred and 60/100ths percent (100.60%).

"Business Day" means any day other than a Saturday, Sunday or national holiday.

"Buyer" is defined in the preamble hereto, and shall also mean and include its heirs, personal representatives, successors and assigns.

"Calculation Date" is defined as June 26, 2018.

"Closing Date" is defined as June 27, 2018, or such other date as the Seller and the Buyer may agree in writing.

"Closing Documents" is defined in Section 4.1 of this Agreement.

"Collateral Document" means the Mortgage(s), any assignments of leases and rents, security agreements, financing statements, guaranties, and other agreements or documents, whether an original or a copy and whether or not similar to those enumerated, evidencing, securing, guarantying or otherwise documenting or giving notice of the Loan(s) and any performance or payment obligations with respect thereto or any document evidencing ownership in any asset that was acquired in connection with a foreclosure, deed-in-lieu of foreclosure or otherwise in connection with the resolution of a Loan, and title insurance policies insuring the ownership or liens thereof, provided, however, that the term "Collateral Document" shall expressly exclude the Note(s).

"Collections" means all payments, proceeds and/or awards, actually received by the specified holder of the Note(s), in cash, including checks which have been reduced to good funds, for current application to the indebtedness of the Obligor under the Loan(s), whether or not so applied and, if so applied, whether applied to principal, interest, fees, or any other such indebtedness.

"Confidentiality Agreement" means any confidentiality agreement executed by the

Buyer in favor of the Seller.

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“Excluded Information” means information or documentation excluded from the Review File or redacted from documents left in the Review File relating to the Loan(s) or the Obligors including internal memoranda and officer comments, attorney-client correspondence or other information from attorneys or prepared in anticipation of litigation, personal tax returns, and any documents prepared by or for the use of the Seller regarding the valuation of the Loan(s).

"Loan(s)" means the loan obligations and debts evidenced by the Note(s) and includes

(a) the Note(s); (b) all rights to payment and other rights, title and interests of the Seller in, to and under the Note(s), specifically including, all accrued interest and late charges; (c) each Collateral Document; (d) all rights, title, interests, powers, liens or security interests of the Seller in, to or under each Collateral Document, including without limitation claims and rights to and interests in proceeds of hazard or casualty insurance covering collateral securing such Loan and awards in eminent domain and condemnation proceedings affecting such collateral; (e) all Collections received by the Seller on or after the Closing Date and then or thereafter actually collected in good funds; (f) any right, claim or cause of action, and any liability or counterclaim associated therewith, arising out of or in connection with litigation pending, if any; (g) any judgment or execution based upon the Note(s) or any Collateral Document, to the extent attributable thereto, and any lien arising from any such judgment or execution; and (h) all other documents held by the Seller contained in the Review File with respect to the Loan(s).

"Mortgage(s)" means each mortgage, deed of trust or other similar instrument, if any, securing the Note(s), including, without limitation, all modifications, restructurings, extensions consolidations and amendments thereof.

"Mortgaged Property" means the real property covered by the Mortgage(s) or Deed of

Trust(s).

"Note(s)" means each promissory note, other instrument evidencing indebtedness or other asset as listed on Schedule A, including, without limitation, all modifications, restructurings, extensions, consolidations and amendments thereof.

"Obligor" means the maker, co-maker of the Note(s) and any guarantor, surety or other primary, secondary or other party obligated with respect to the Loan(s) or any performance or payment obligation in connection therewith, and any other party who has granted collateral for or whose property or any part thereof is subject to any encumbrance securing the Loan(s) or any performance or payment obligation in connection therewith.

"Purchase Price" means the amount bid by the Buyer for the Loan(s).

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

"Repurchase Price" means with respect to the Loan(s), the price to be paid by the Seller for such Loan(s) if repurchased from the Buyer pursuant to the terms of this Agreement, which shall be computed as follows:

(a)the Purchase Price for such Loan(s) paid by the Buyer; minus

(b)

all amounts paid by any Obligor or otherwise received or collected by the Buyer in respect of the Loan(s) between the Closing Date and the repurchase date (whether characterized as principal, interest, principal and interest, fees, expenses, proceeds and any other payment of every kind and nature), which amounts shall be evidenced and certified by the Buyer to the Seller as true and accurate; minus

(c)	any diminution in the value of the Loan(s) since the Closing Date attributable to the action, omission or fault of the Buyer; plus

(d)

all (i) reasonable amounts paid by the Buyer in good faith to third parties to collect principal, interest and other amounts due under the Loan(s), and (ii) commercially reasonable advances made by the Buyer to third parties in order to protect the security of its collateral and other advances made by the Buyer pursuant to the

Collateral Documents, in each case from the Closing Date to the repurchase date (as evidenced by invoices and canceled checks) and (iii) all accrued and unpaid interest from the Closing Date through the repurchase date on such Loan(s).

"Review File" means all instruments and documents, in the files of the Seller pertaining to the Loan(s), including without limitation, the Note(s) and any Collateral Documents and any loan summaries prepared by the Seller, but excluding any Excluded Information.

"Sale Documents" means this Agreement and all attachments hereto, and all other instruments, agreements, certificates and other documents at any time executed and delivered by or on behalf of the Seller and/or the Buyer in connection with the sale of the Loan(s).

"Separate Loan Assignments" is defined in Section 4.4 of this Agreement.

"Seller" is defined in the preamble hereto and shall also mean and include its successors and assigns.

END OF APPENDIX A

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE A LOANS

[*]

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ATTACHMENT 1

BILL OF SALE

(the "Seller"), for value received and pursuant to the

terms and conditions of that certain Asset Sale Agreement dated the Seller and between

(the "Buyer"), does

hereby sell, assign, transfer and convey to the Buyer, its heirs, administrators, representatives, successors and assigns, all rights, title and interests of the Seller, as of the date hereof, in, to and under the Loan(s) described in the Asset Sale Agreement.

THIS BILL OF SALE IS EXECUTED WITHOUT RECOURSE AND WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESSED, IMPLIED OR IMPOSED BY LAW, EXCEPT AS PROVIDED IN THE ASSET SALE AGREEMENT.

EXECUTED this day of , .

SELLER:

By: Its:

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ATTACHMENT 2

Allonge

Reference is made to the $

promissory note dated

(the "Note") payable to the order of

from

("Assignor")[, as successor to]. It is intended that this Allonge be attached to and made a permanent part of the Note.

Pay to the order of

representations or warranties of any kind.

Executed this day of , .

("Assignee"), without recourse,

By: Its:

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ATTACHMENT 3

THIS INSTRUMENT PREPARED BY:

RECORD AND RETURN TO:

APN:

_____________________________________________________________________________________

SPACE ABOVE THIS LINE FOR RECORDER’S USE ONLY

ASSIGNMENT OF SECURITY INSTRUMENT(S)

For Value Received, __________________, a ___________________, having an address at _________________________ (the “Assignor”), the holder of the instrument(s) described on SCHEDULE A (the “Instrument(s)”), does hereby grant, sell, assign, transfer and convey, unto ____________________, a ________________, having an address at ________________________, its successors and assigns (the “Assignee”), without recourse, representation, warranty or covenant, express or implied, except as provided in that certain __________________ dated on or near _____________, by and between Assignor and Assignee, all interest of the undersigned Assignor in and to the lien upon the following described property situated in _______________ County, State of California, and more particularly described in EXHIBIT A attached hereto (the “Property”).

The transaction to which this assignment is a part is unrelated to the sale of any interest in the Property owned by the obligor named in the Instrument(s).  The Instrument(s) is being assigned to a new lender in a transaction in which no new monies will be advanced by the new lender.

TO HAVE AND TO HOLD the same unto Assignee, its successor and assigns, forever, subject only to the terms and conditions of the Instrument.

IT WITNESS WHEREOF, this assignment was executed by the undersigned Assignor on this the ___ day of ______________, 2018.

“Assignor”

___________________________________

___________________________________

By:

Its:

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ACKNOWLEDGEMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy or validity of that document.

State of _________________________

County of _______________________, ss.

On ________________________, 2018 before me, ____________________, Notary Public (insert name and title of the officer) personally appeared ________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ____________________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________________ (Seal)

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE A

[Insert DOT schedule]

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A

[Insert Legal Description]

[*] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.